SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ] Preliminary Proxy Statement           [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                Commission Only (as permitted
[ ] Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant
    to Rule 14a-11(c) or Rule 14a-12

                          Bentley Pharmaceuticals, Inc.
               --------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------

                          BENTLEY PHARMACEUTICALS, INC.
                                65 LAFAYETTE ROAD
                                   THIRD FLOOR
                             NORTH HAMPTON, NH 03862

                                  ------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  May 22, 2002

                                  ------------

                                                             North Hampton, NH
                                                                April 18, 2002
To the Stockholders of
Bentley Pharmaceuticals, Inc.


     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting (the "Meeting") of Stockholders of BENTLEY PHARMACEUTICALS, INC., a Delaware corporation (the "Company"), will be held on Wednesday, May 22, 2002 at 11:00 a.m., local time, at the Grand Hyatt New York, located at Park Avenue at Grand Central Station (42nd Street), New York, New York 10017 for the purpose of considering and acting upon the following matters:

     (1)  The  election  of three  Class III  Directors  to serve until the 2005
          Annual   Meeting  of   Stockholders,   or  until  the   election   and
          qualification of their respective successors; and

     (2) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 18, 2002 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A complete list of the Stockholders entitled to vote will be available for inspection by any Stockholder during the Meeting; in addition, the list will be open for examination by any Stockholder, for any purpose germane to the Meeting, during ordinary business hours, for a period of at least 10 days prior to the Meeting, at the Company's principal place of business located at 65 Lafayette Road, Third Floor, North Hampton, New Hampshire 03862.

     You are cordially invited to attend the Meeting. Whether or not you intend to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. This solicitation is being made on behalf of the Company's Board of Directors.

                                             By Order of the Board of Directors

                                             MICHAEL D. PRICE
                                             Secretary

                          BENTLEY PHARMACEUTICALS, INC.
                                65 Lafayette Road
                                   Third Floor
                             North Hampton, NH 03862

                           --------------------------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders

                                  May 22, 2002

                            ------------------------

     This Proxy Statement, to be mailed to stockholders on or about April 22, 2002, is furnished in connection with the solicitation by the Board of Directors of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the 2002 Annual Meeting of Stockholders of the Company to be held on Wednesday May 22, 2002 at 11:00 a.m., local time at the Grand Hyatt New York located at Park Avenue at Grand Central Station (42nd Street), New York, New York 10017 and at any adjournments or postponements thereof (the "Meeting").

     All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the election of all of the nominees named herein to serve as Directors. Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, 65 Lafayette Road, Third Floor, North Hampton, New Hampshire 03862, by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

     Only holders of record of the Company's issued and outstanding Common Stock, $.02 par value (the "Common Stock"), as of the close of business on April 18, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 17,219,170 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. A plurality of the votes cast at the Meeting at which a quorum is present will be required for the election of Directors. Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes will not be considered cast with respect to the proposal to elect Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information as of April 18, 2002 as to (i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, (ii) each Director and nominee for Director of the Company, (ii) each Executive Officer of the Company named in the Summary Compensation Table set forth below, and (iii) all current executive officers and directors as a group.

     Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all securities beneficially owned by them. Beneficial ownership exists when a person either has the power to vote or sell common stock. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the applicable date, whether upon the exercise of options or otherwise. Except as otherwise indicated, the address for those beneficial holders who own more than 5% of the Company's Common Stock is the address for the Company's headquarters.


                                                                                                PERCENTAGE
                                                                     NUMBER OF SHARES OF         OF COMMON
                                                                         COMMON STOCK              STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER                                  BENEFICIALLY OWNED        OUTSTANDING
------------------------------------                                  ------------------        -----------
Michael McGovern(1)..........................................             2,793,428               14.96%
  Director
  5910 Long Island Drive
  Atlanta, GA 30328
Renaissance   U.S.  Growth  and  Income  Trust PLC(2)........             1,104,400                6.41%
  8080 North Central Expressway
  Suite 210, LB59
  Dallas, TX  75206-1857
Renaissance  Capital  Growth and  Income  Fund III, Inc.(3)..               924,979                5.37%
  8080 North Central Expressway
  Suite 210, LB59
  Dallas, TX  75206-1857
Salomon Smith Barney Holdings Inc.(4)........................               747,333                4.34%
  388 Greenwich Street
  New York, NY 10013
Citigroup Inc.(4)
  399 Park Avenue
  New York, NY 10043
James R. Murphy(5)...........................................               911,694                5.06%
  Chairman of the Board, President, Chief
  Executive Officer and Director
Robert M. Stote, M.D.(6).....................................               630,345                3.54%
  Senior Vice President, Chief Science
  Officer and Director
Michael D. Price(7)..........................................               530,001                2.99%
  Vice President, Chief Financial Officer,
  Secretary, Treasurer and Director
Robert J. Gyurik(8)..........................................               144,544                  *
  Vice President of Pharmaceutical
  Development and Director
Jordan A. Horvath(9).........................................                57,184                  *
  Vice President and General Counsel
                                                                         (table continues on next page)

                                       2

                                                                                                PERCENTAGE
                                                                     NUMBER OF SHARES OF         OF COMMON
                                                                         COMMON STOCK              STOCK
NAME AND ADDRESS OF BENEFICIAL OWNER (continued)                      BENEFICIALLY OWNED        OUTSTANDING
------------------------------------                                  ------------------        -----------
Charles L. Bolling(10).......................................               103,528                  *
  Director
Miguel Fernandez(11).........................................                77,568                  *
  Director
William A. Packer(12)........................................                72,800                  *
  Director
All executive officers and directors as a group
(9 persons)(13)..............................................             5,321,092               25.41%
---------------------------------
*       Less than one percent

(1) Includes 1,313,500 shares of the Company's Common Stock issuable upon exercise of Class B Warrants, 75,000 shares of the Company's Common Stock issuable upon exercise of vested stock options and 69,200 shares of the Company's Common Stock issuable upon exercise of stock options that become exercisable within 60 days. Excludes 100,000 shares of the Company's Common Stock issuable upon exercise of stock options which are not vested.

(2) The number of shares is based on information contained in Amendment No. 5 to Schedule 13G, dated December 26, 2000. The Schedule 13G was signed by Russell Cleveland as President of Renaissance Capital Group, Inc., the investment manager of Renaissance U.S. Growth and Income Trust PLC. Mr. Cleveland is a former Director of the Company.

(3) The number of shares is based on information contained in Amendment No. 7 to Schedule 13G, dated December 7, 2000. The Schedule 13G was signed by Russell Cleveland as President and CEO of Renaissance Capital Growth and Income Fund III, Inc. Mr. Cleveland is a former Director of the Company.

(4) The number of shares is based on information contained in Schedule 13G, dated February 6, 2002. Salomon Smith Barney Holdings Inc. and Citigroup Inc. filed the Schedule 13G as a group, indicating shared voting and dispositive power of the securities held.

(5) Includes 1,300 shares of the Company's Common Stock owned by Mr. Murphy's sons, as to which Mr. Murphy disclaims beneficial ownership, and 3,907 shares of the Company's Common Stock held in Mr. Murphy's 401(k) Retirement Plan. Also includes 745,400 shares of the Company's Common Stock issuable upon exercise of vested stock options, 57,600 shares of the Company's
     Common Stock issuable upon exercise of stock options that become exercisable within 60 days and 1,500 shares of the Company's Common Stock issuable upon exercise of Class B Warrants. Excludes 100,000 shares of the Company's Common Stock issuable upon exercise of stock options which are not vested.

(6) Includes 4,145 shares of the Company's Common Stock held in Dr. Stote's 401(k) Retirement Plan, 567,500 shares of the Company's Common Stock issuable upon exercise of vested stock options, 10,000 shares of the Company's Common Stock issuable upon exercise of stock options that become exercisable within 60 days and 5,000 shares of the Company's Common Stock issuable upon exercise of Class B Warrants. Excludes 37,500 shares of the Company's Common Stock issuable upon exercise of stock options which are not vested.

(7) Includes 101 shares of the Company's Common Stock owned by Mr. Price's son, as to which Mr. Price disclaims beneficial ownership, and 4,198 shares of the Company's Common Stock held in Mr. Price's 401(k) Retirement Plan. Also includes 446,500 shares of the Company's Common Stock issuable upon exercise of vested stock options and 50,000 shares of the Company's Common Stock issuable upon exercise of stock options that become

                                               (footnotes continue on next page)
    exercisable within 60 days. Excludes 50,000 shares of the Company's Common Stock issuable upon exercise of stock options which are not vested.

(8) Includes 9,970 shares of the Company's Common Stock and 1,000 shares of the Company's Common Stock issuable upon exercise of Class B Warrants owned by Mr. Gyurik's IRA and 3,574 shares of the Company's Common Stock held in Mr. Gyurik's 401(k) Retirement Plan. Also includes 40,000 shares of the Company's Common Stock issuable upon exercise of vested stock options and 50,000 shares of the Company's Common Stock issuable upon exercise of stock options that become exercisable within 60 days. Excludes 100,000 shares of the Company's Common Stock issuable upon exercise of stock options which are not vested.

(9) Includes 50,000 shares of the Company's Common Stock issuable upon exercise of vested stock options and 2,884 shares of the Company's Common Stock held in Mr. Horvath's 401(k) Retirement Plan. Excludes 120,000 shares of the Company's Common Stock issuable upon exercise of stock options which are not vested.

(10) Includes 67,628 shares of the Company's Common Stock issuable upon exercise of vested stock options and 27,900 shares of the Company's Common Stock issuable upon exercise of stock options that become exercisable within 60 days.

(11) Includes 44,200 shares of the Company's Common Stock issuable upon exercise of vested stock options and 27,900 shares of the Company's Common Stock issuable upon exercise of stock options that become exercisable within 60 days.

(12) Includes 44,200 shares of the Company's Common Stock issuable upon exercise of vested stock options and 27,900 shares of the Company's Common Stock issuable upon exercise of stock options that become exercisable within 60 days.

(13) Includes 1,401 shares of the Company's Common Stock owned by family members of certain of the executive officers and directors, as to which each executive officer or director disclaims beneficial ownership. Also includes 2,080,428 shares of the Company's Common Stock issuable upon exercise of vested stock options, 320,500 shares of the Company's Common Stock that become exercisable within 60 days, 1,320,000 shares of the Company's Common Stock issuable upon exercise of Class B Warrants, 18,708 shares of the Company's Common Stock held in 401(k) Retirement Plan accounts of various executive officers and 9,970 shares of the Company's Common Stock and 1,000 shares of the Company's Common Stock issuable upon exercise of Class B Warrants held by the IRA account of an executive officer. Excludes 507,500 shares of the Company's Common Stock issuable upon exercise of stock options which are not vested.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

     The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominees included in Class III below are being presented for election as Class III Directors to hold office until the 2005 Annual Meeting of Stockholders. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the persons listed under the heading "Nominees" below as Directors. The nominees have indicated to the Company their availability for election; Messrs. Murphy, Stote and Fernandez are presently Directors. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for a substitute. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

     The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.

                                                                              CLASS OF     YEAR
                                   POSITIONS WITH                             DIRECTOR     FIRST
                                   THE COMPANY                                (UPON        BECAME
NAME                      AGE      PRESENTLY HELD                             ELECTION)    DIRECTOR
----                      ---      --------------                             ---------    --------

NOMINEES:

James R. Murphy           52       Chairman of the Board, President,            III         1993
                                   Chief Executive Officer and Director

Robert M. Stote, M.D.     62       Senior Vice President, Chief                 III         1993
                                   Science Officer and Director

Miguel Fernandez          71       Director                                     III         1999



DIRECTORS WHOSE TERMS OF OFFICE
CONTINUE AFTER THE MEETING:

Michael McGovern          58       Vice Chairman and Director                    I          1997

Michael D. Price          44       Vice President, Chief Financial               I          1995
                                   Officer, Secretary, Treasurer
                                   and Director

Charles L. Bolling        78       Director                                      II         1991

Robert J. Gyurik          55       Vice President of Pharmaceutical              II         1998
                                   Development and Director

William A. Packer         67       Director                                      II         1999



BACKGROUND OF NOMINEES

     JAMES R. MURPHY has served as one of the Company's Directors since 1993. Mr. Murphy became President of the Company in September 1994, was named Chief Executive Officer effective January 1995 and became Chairman of the Board in June 1995. Prior to rejoining the Company, Mr. Murphy served as Vice President of Business Development at MacroChem Corporation, a publicly owned pharmaceutical and drug delivery company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a consultant in the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director - Worldwide Business
Development and Strategic Planning of the Company from December 1991 to September 1992. Mr. Murphy previously spent 14 years in pharmaceutical research and product development with SmithKline Corporation and in international business development with contract research and consulting laboratories. Mr. Murphy received a B.A. in Biology from Millersville University.

     ROBERT M. STOTE, M.D. became Senior Vice President and Chief Science Officer of the Company in March 1992 and has served as one of the Company's Directors since 1993. Prior to joining the Company, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation serving in a variety of executive clinical research positions. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center of Philadelphia from 1972 to 1989 and was Clinical Professor of Medicine at the University of Pennsylvania. Dr. Stote also serves as a Director of Datatrak International, Inc. and of Auxilium Pharmaceuticals, Inc. Dr. Stote received a B.S. in Pharmacy from the Albany College of Pharmacy, an M.D. from Albany Medical College and is Board Certified in Internal Medicine and Nephrology. He was a Fellow in Nephrology and Internal Medicine at the Mayo Clinic and is currently a Fellow of the American College of Physicians.

     MIGUEL FERNANDEZ has served as one of the Company's Directors since 1999. Mr. Fernandez served from 1980 to 1996 as President of the International
Division and corporate Vice President at Carter-Wallace, Inc., where he was responsible for all product lines outside of the United States. Prior thereto, Mr. Fernandez was employed for approximately eight years by SmithKline Beecham, where his last position was Vice President for Latin America. Before SmithKline Beecham, Mr. Fernandez served as Managing Director of Warner Lambert in Argentina for two years. From 1962 to 1970, Mr. Fernandez was employed by Merck/Frost in Canada. Mr. Fernandez attended the University of British Columbia in Canada and received an M.B.A. from the Ivey School of Business at the University of Western Ontario in London, Ontario, Canada. Mr. Fernandez has been retired since 1996.


BACKGROUND OF CONTINUING DIRECTORS

     MICHAEL MCGOVERN has served as one of the Company's Directors since 1997 and was named Vice Chairman of the Company in October 1999. Mr. McGovern serves as President of McGovern Enterprises, a provider of corporate and financial consulting services, which he founded in 1975. Mr. McGovern is Chairman of the Board of Specialty Surgicenters, Inc. and Training Solutions Interactive, Inc.; is Vice Chairman of the Board of Employment Technologies, Inc. and is a Director on the corporate board of the Reynolds Development Company. Mr. McGovern received a B.S. and M.S. in accounting and his Juris Doctor from the University of Illinois.

     MICHAEL D. PRICE became Chief Financial Officer, Vice President/Treasurer and Secretary of the Company in October 1993, April 1993 and November 1992, respectively, and has served as one of the Company's Directors since 1995. He has served the Company in other capacities since March 1992. Prior to joining the Company, he was employed as a financial and management consultant with Carr Financial Group from March 1990 to March 1992. Prior thereto, he was employed as Vice President of Finance with Premiere Group, Inc. from June 1988 to February 1990. Prior thereto, Mr. Price was employed by Price Waterhouse from January 1982 to June 1988 where his last position with that firm was as an Audit Manager. Mr. Price received a B.S. in Business Administration with a concentration in Accounting from Auburn University and an M.B.A. from Florida State University. Mr. Price is a Certified Public Accountant licensed by the State of Florida.

     CHARLES L. BOLLING has served as one of the Company's Directors since 1991. Mr. Bolling served from 1968 to 1973 as Vice President of Product Management and Promotion (U.S.), from 1973 to 1977 as Vice President of Commercial Development and from 1977 to 1986 as Director of Business Development (International) at SmithKline & French Laboratories. Mr. Bolling has been retired since 1986.

     ROBERT J. GYURIK has served as one of the Company's Directors since 1998 and became Vice President of Pharmaceutical Development of the Company in March 1999. Mr. Gyurik was Manager of Development and Quality Control at MacroChem Corporation, a position he held from May 1993 to February 1999. From 1971 to 1993 Mr. Gyurik worked in various research and development positions at SmithKline Beecham. Prior thereto, Mr. Gyurik worked at Schering as a Medicinal Chemist. Mr. Gyurik received a B.A. in Biology and Chemistry from Immaculata College. Mr. Gyurik is a member of the American Chemical Society, International Society for Chronobiology and the New York Academy of Sciences.

     WILLIAM A. PACKER has served as one of the Company's Directors since 1999. Mr. Packer has been a business and industry consultant to a number of biopharmaceutical companies since 1998. From 1992 until 1998, Mr. Packer was President and Chief Financial Officer of Virus Research Institute, Inc., a publicly owned biotechnology company. Prior to this, Mr. Packer was employed by SmithKline Beecham Plc, where he held various senior management positions, the most recent as Senior Vice President, Biologicals, in which position he was responsible for the direction of SmithKline's global vaccine business. Mr. Packer is a Chartered Accountant.


COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS MEETINGS

     The Board of Directors has an Audit Committee, a Compensation Committee and a Strategic Planning Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the finances and reporting obligations of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Compensation Committee administers the Company's Stock Option Plans and reviews and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's executive officers and employees that earn in excess of $100,000 annually. The Strategic Planning Committee advises the Board and Management with respect to the strategic direction of the Company. The Audit Committee currently consists of Messrs. Charles Bolling, Miguel Fernandez and William Packer (chairman); the Compensation Committee currently consists of Messrs. Charles Bolling, Miguel Fernandez, Michael McGovern (chairman) and William Packer; and the Strategic Planning Committee currently consists of Messrs. Charles Bolling, Miguel Fernandez (chairman), Michael McGovern, James Murphy and William Packer.

     During 2001, the Board of Directors held eight meetings, the Audit Committee held 2 meetings, the Compensation Committee held 6 meetings and the Strategic Planning Committee held 3 meetings. Each Director attended at least 75% of the total number of meetings of the Board of Directors which were held during the period he served as a Director in 2001 and meetings of each Committee on which such Director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation  Committee during 2001 were Messrs. Charles
L. Bolling, Russell Cleveland, Miguel Fernandez, Michael McGovern and William Packer, all of whom were at the time of service non-employee Directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of the Company or another entity.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

     The Company pays Directors who are not employees fees of $3,000 for each in-person meeting of the Board of Directors, $500 for each telephone meeting and $500 for each committee meeting attended, which do not take place on the same day as board meetings, in addition to reimbursing expenses incurred in attending meetings. Each Director who is not an employee is automatically granted options to purchase a number of shares of the Company's Common Stock equal to 2/10 of 1% of the number of outstanding shares of the Company's Common Stock upon his or her election to the board. Thereafter, each continuing non-employee Director is entitled to receive annually, options to purchase the number of shares of the Company's Common Stock equal to 2/10 of 1% of the number of outstanding shares of the Company's Common Stock outstanding on the date of our annual stockholder's meeting. For his additional time and effort, Mr. McGovern, the Company's Vice Chairman, was awarded additional options to purchase 100,000 shares of Common Stock for each of 2000 and 2001 and 50,000 for 2002. During 2001, options to purchase 239,500 shares of Common Stock were granted to Directors who are not employees at exercise prices ranging from $5.70 to $7.10 per share, representing not less than the fair market value of the Common Stock on the dates of the grants. These options expire on dates ranging from January 1, 2011 to August 30, 2011.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth the total compensation for 1999, 2000 and 2001 paid to or accrued by the Company for the Chief Executive Officer and the executive officers at December 31, 2001 whose total cash compensation in 2001 exceeded $100,000. Except as provided in the table below or otherwise discussed below, the Company paid no other compensation to them.

                           SUMMARY COMPENSATION TABLE

                                                                                        Long-Term Compensation
                                                                                  ----------------------------------
                                                      Annual Compensation                Awards              Payouts
                                                      -------------------         ------------------------   -------
                                                                                               Securities
                                                                        Other    Restricted    Underlying      LTIP       All
                                                                        Annual     Stock        Options/     Payouts     Other
Name and Principal Position          Year   Salary ($)   Bonus ($)   Comp.($)(1)  Awards($)      SARs (#)      ($)       Comp.
---------------------------          ----   ----------   ---------   -----------  ---------      --------    -------     -----
James R. Murphy (2)............      2001     $390,000    $100,000     $12,000        ---           ---          ---     $70,135
  Chairman of the Board,             2000     $366,923    $170,000     $12,000        ---           ---          ---     $11,984
  President, Chief Executive         1999     $295,577      ---          ---      $120,000          ---          ---      $6,389
  Officer and Director

Robert M. Stote (3)............      2001     $121,752     $15,000       ---          ---           ---          ---     $12,336
  Senior Vice President, Chief       2000     $ 94,589     $15,000       ---          ---           ---          ---     $12,336
  Science Officer and Director       1999     $110,449      ---          ---      $ 22,500          ---          ---      $6,836

Michael D. Price (4)...........      2001     $212,000     $50,000       ---      $ 39,313          ---          ---     $22,114
  Vice President, Chief              2000     $188,685     $30,000       ---          ---           ---          ---     $11,007
  Financial Officer,                 1999     $176,231         ---       ---      $ 22,500          ---          ---      $5,507
  Treasurer, Secretary and
  Director

Robert J. Gyurik (5)...........      2001     $175,000     $50,000       ---         ---            ---          ---     $42,081
  Vice President of                  2000     $138,903     $30,000       ---         ---            ---          ---     $10,973
  Pharmaceutical Development         1999     $ 99,808      ---          ---      $ 67,500          ---          ---       ---
  and Director

Jordan A. Horvath (6)..........      2001     $304,500      ---          ---         ---            ---          ---     $10,757
  Vice President and General         2000     $112,734      ---          ---         ---            ---          ---     $    16
  Counsel

-------------------------------------

(1) The value of perquisites provided to the named executive officers did not exceed $50,000 or 10% of total compensation in any case.

(2)  "All Other Compensation" for Mr. Murphy includes:

     o in 2001, principal and interest of $55,537 forgiven on a loan made by the Company to Mr. Murphy in 2000 to assist Mr. Murphy's payment of taxes on shares of the Company's Common Stock awarded by the Company to him in 1999;
     o matching contributions in cash to Mr. Murphy's 401(k) plan in the amount of $970 in 2000 and $5,000 in 1999;
     o matching contributions in shares of the Company's Common Stock to Mr. Murphy's 401(k) plan valued at $10,500 in 2001 and $9,530 in 2000; and
     o life insurance premiums of $4,098 in 2001, $1,484 in 2000 and $1,389 in 1999.

(3)  "All Other Compensation" for Dr. Stote includes:

     o matching contributions in cash to Dr. Stote's 401(k) plan in the amount of $283 in 2000 and $5,000 in 1999;
     o matching contributions in shares of the Company's Common Stock to Dr. Stote's 401(k) plan valued at $10,500 in 2001 and $10,217 in 2000; and
     o    life insurance premiums of $1,836 in 2001, 2000 and 1999.

  (4) "All Other Compensation" for Mr. Price includes:

     o in 2001, principal and interest of $11,107 forgiven on a loan made by the Company to Mr. Price in 2000 to assist Mr. Price's payment of taxes on shares of the Company's Common Stock awarded by the Company to him in 1999;
     o matching contributions in cash to Mr. Price's 401(k) plan in the amount of $551 in 2000 and $5,000 in 1999;
     o matching contributions in shares of the Company's Common Stock to Mr. Price's 401(k) plan valued at $10,500 in 2001 and $9,949 in 2000; and
     o    life  insurance  premiums of $507 in 2001,  2000 and 1999.

                                               (footnotes continue on next page)

(5) Mr. Gyurik joined the Company in March 1999. "All Other Compensation" for Mr. Gyurik includes:

     o in 2001, principal and interest of $31,030 forgiven on a loan made by the Company to Mr. Gyurik in 2000 to assist Mr. Gyurik's payment of taxes on shares of the Company's Common Stock awarded by the Company to him in 1999;
     o matching contributions in cash to Mr. Gyurik's 401(k) plan in the amount of $263 in 2000;
     o matching contributions in shares of the Company's Common Stock to Mr. Gyurik's 401(k) plan valued at $10,500 in 2001 and $10,237 in 2000;
          and
     o    life insurance premiums of $551 in 2001 and $473 in 2000.

(6) Mr. Horvath joined the Company in August 2000. "All Other Compensation" for Mr. Horvath includes:

     o matching contributions in shares of the Company's Common Stock to Mr. Horvath's 401(k) plan valued at $10,500 in 2001; and
     o    life insurance premiums of $257 in 2001 and $16 in 2000.

     The Company has entered into employment agreements with each of Messrs. Murphy, Stote, Price, Gyurik and Horvath which set forth their relationships with the Company. The agreements expire on December 31, 2003 and renew annually for one year terms. Under the agreements, each individual is paid a base salary and provided with life insurance, with salary increases, bonuses and stock option grants at the discretion of the board's compensation committee (except for Mr. Murphy's agreement, which provides for a minimum stock option grant of 50,000 options per annum and Mr. Horvath's initial agreement, which provides for minimum salary increases of 5% per year). All employees are full time, with the exception of Dr. Stote who is a part-time employee.

     The agreements may be terminated on one year's notice and, if terminated earlier without cause, upon payment of severance equal to one year's salary, a bonus equal to the greater of the employee's bonus target for the current year or actual bonus for the prior year and vesting of options based on the number of months employment during the vesting period. If the employee is terminated within 12 months of a change of control of the Company, or if the employee terminates his employment within 12 months after a change of control because his job changes, the Company breaches his employment agreement or he is required to move his residence, then the severance is increased to twice his annual salary, twice the average of bonuses in the prior two years, immediate vesting of all stock options and continuation of health benefits for two years (or until receiving comparable benefits from another employer), and the option to keep in place life insurance at the employee's expense. No severance is paid on a termination for cause. In Mr. Murphy's agreement, severance following a change in control is 2.99 times salary. Mr. Horvath's initial agreement provides that, on termination without cause, severance will be two years' salary and acceleration of all options and, following a termination after a change of control, severance will be 2.99 times salary and bonus.

STOCK OPTION PLANS

     1991 Stock Option Plan. The Company's 1991 Stock Option Plan was adopted in 1991 and was amended several times to increase the number of shares issuable under it to a total of 1,000,000. While no options could be granted under the 1991 plan after September 30, 2001, all options granted prior to that date will continue to vest and remain outstanding in accordance with the terms of the 1991 Plan.

     2001 Employee's Stock Option Plan. The Company's 2001 Employee Stock Option Plan was adopted and approved in 2001. The Company may issue incentive stock options, as defined in the Internal Revenue Code of 1986, or non-qualified stock options to purchase up to 1,000,000 shares of the Company's Common Stock to the Company's employees under this plan. During 2001, options to purchase 123,500 shares of the Company's Common Stock were granted to employees who are not executive officers. Such options were granted at prices ranging from $5.25 to $7.90 per share, representing the fair market value of the Company's Common Stock on the dates of grant. These options expire on various dates ranging from May 9, 2011 to November 8, 2011.

     2001 Directors' Stock Option Plan. The Company's 2001 Directors' Stock Option Plan was adopted and approved in 2001. The Company may issue non-qualified stock options to purchase up to 500,000 shares of the Company's Common Stock to our Directors under this plan.

     The following table sets forth the details of options granted to the individuals listed in the Summary Compensation table during 2001. No stock appreciation rights have been granted to date.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                                              POTENTIAL
                                                                                                              REALIZABLE
                                                                                                               VALUE AT
                                                      INDIVIDUAL GRANTS                                        ASSUMED
                              ---------------------------------------------------------------                ANNUAL RATES
                                NUMBER OF          % OF TOTAL                                               OF STOCK PRICE
                                SECURITIES        OPTIONS/SARS        EXERCISE                               APPRECIATION
                                UNDERLYING         GRANTED TO         OR BASE                              FOR OPTION TERMS
                                 OPTIONS          EMPLOYEES IN         PRICE       EXPIRATION              ----------------
NAME                           GRANTED (#)         FISCAL YEAR       ($/SHARE)        DATE             5% ($)           10% ($)
----                           -----------         -----------       ---------        ----             ------           -------

James R. Murphy .........         75,000              13.7%        $5.88 - $6.00   1/1 - 5/9/11        $281,635       $713,718
Robert M. Stote, M.D.....         10,000               1.8%            $6.00          5/9/11           $ 37,734       $ 95,625
Michael D. Price ........         50,000               9.1%            $6.00          5/9/11           $188,688       $478,123
Robert J. Gyurik.........         50,000               9.1%            $6.00          5/9/11           $188,688       $478,123
Jordan A. Horvath........          ---                ---               ---             ---              ---          ---



     The following table sets forth certain information concerning the number and value at December 31, 2001 of shares of the Company's Common Stock subject to unexercised options held by the individuals listed in the Summary Compensation Table. No shares of the Company's Common Stock were acquired by these individuals on exercise of stock options in 2001.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

                                                    NUMBER OF SECURITIES                      VALUE OF UNEXERCISED
                                                   UNDERLYING UNEXERCISED                         IN-THE-MONEY
                                                   OPTIONS/SARS AT FY-END                         OPTIONS/SARS
                                                         (# SHARES)                              AT FY-END($)(1)
                                                         ----------                              ---------------
NAME                                           EXERCISABLE        UNEXERCISABLE            EXERCISABLE        UNEXERCISABLE
----                                           -----------        -------------            -----------        -------------

James R. Murphy.........................           745,400               57,600             $4,574,706             $241,344
Robert M. Stote, M.D....................           567,500               10,000             $3,496,316              $41,900
Michael D. Price........................           446,500               50,000             $2,778,957             $209,500
Robert J. Gyurik........................            40,000               50,000              $ 122,850             $209,500
Jordan A. Horvath.......................            50,000              100,000              $ 122,000             $244,000
--------------

(1) Based on the difference between the closing price per share of the Company's Common Stock on December 31, 2001 and the option exercise prices.

     No long-term incentive plan awards were granted to the individuals listed in the Summary Compensation table during 2001.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission, the American Stock Exchange and the Pacific Stock Exchange and to furnish the Company with copies of such reports. To the Company's knowledge, during 2001, all Section 16(a) filing requirements have been satisfied.


401(K) RETIREMENT PLAN

     The Company sponsors a 401(k) retirement plan (the "401(k) Plan") under which eligible employees may contribute, on a pre-tax basis, between 1% and 15% of their respective total annual income from the Company, subject to maximums set by U.S. tax law. All full-time employees who work for the Company in the U.S. are eligible to participate in the 401(k) Plan. All employee contributions are allocated to the employee's individual account and are invested in various investment options as directed by the employee. Employees' cash contributions are fully vested and nonforfeitable. The Company made matching contributions to the 401(k) Plan in 2001 by granting 13,658 shares of the Company's Common Stock valued at $82,959. The Company currently matches 100% of each eligible employee's contribution in 2002 with shares of the Company's Common Stock. All of the Company's matching contributions vest 25% each year for the first four years of each employee's employment.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In March 2000 the Company made loans to three executive officers to assist each of them in making their income tax payments for shares of the Company's Common Stock which the Company granted to them in 1999. The Company loaned $250,000 to Mr. Murphy, $50,000 to Mr. Price and $140,000 to Mr. Gyurik. The loans bear interest at the rate of 2.37% annually, are due in March 2003 and are secured by shares of the Company's Common Stock owned by the three individuals (Mr. Murphy, 18,700 shares; Mr. Price, 4,000 shares; Mr. Gyurik, 10,700 shares). Interest on the loans accrues quarterly. In December 2001 and January 2002, the Company agreed to forgive part of the principal and interest on the loans as detailed in the following chart. All of the amounts forgiven are considered income to the three individuals.


                                                                 JAMES R. MURPHY      MICHAEL D. PRICE       ROBERT J. GYURIK
                                                                 ---------------      ----------------       ----------------
Initial amount of loan.................................                 $250,000               $50,000               $140,000
   Principal forgiven in December 2001.................                   27,850                 5,570                 15,879
   Interest forgiven in December 2001..................                   27,687                 5,537                 15,151
   Principal forgiven in January 2002..................                   55,209                11,042                 30,847
   Interest forgiven in January 2002...................                      439                    88                    245
Principal balance at March 31, 2002....................                 $166,941               $33,388                $93,274


AUDIT COMMITTEE REPORT

     In accordance with its charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibilities relating to the Company's audited financial reports, accounting procedures and financial controls. The Audit Committee reviews the procedures and results of the Company's independent audits, and provides a direct communications link to the Board of Directors from Deloitte & Touche, LLP, the Company's independent auditors, and the Company's chief financial officer to help assure the quality of the Company's financial reporting and control systems.

     During 2001, the Audit Committee met 2 times and the committee chair, as representative of the committee, and members of the committee held discussions with the chief financial officer and independent auditors regarding the interim financial information contained in the Company's quarterly reports on Form 10-Q prior to filing with the Securities and Exchange Commission.


     Auditor Independence and 2001 Audit. To fulfill its duties, the Audit Committee obtained a formal written report of the independent auditors describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee." In addition, the Audit Committee discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committee" and reviewed the results of the independent auditors' examination of the financial statements.

     2001 Financial Statements and Recommendations of the Committee. The Audit Committee reviewed the Company's audited financial statements as of and for the year ended December 31, 2001 with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based on the review discussed above and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

     Audit Fees. The aggregate fees billed for professional services rendered by the independent auditors for the audit of the Company's financial statements as of and for the year ended December 31, 2001 and the review of the financial statements in the Company's Form 10-Q filings for the year were $135,000.

     All Other Fees. The aggregate fees billed by the independent auditors during 2001 for non-audit and non-information systems related services were $86,025. These services consisted of accounting compliance and research services, as well as tax consultation, tax compliance and tax research services. The Audit Committee considered whether, and has determined that, the provision of these services is compatible with maintaining the independent auditors' independence. The independent auditors did not provide professional services during 2001 for the operation of the Company's information systems or financial system design and implementation.

DISCLAIMER

      This report is being provided to the Company's stockholders solely for informational purposes. You should not consider this report to be "soliciting material" or to be "filed" with the SEC. It also is not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Security Exchange Act of 1934. In addition, this report shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.



                                          AUDIT COMMITTEE
                                          William A. Packer, Chairman
                                          Charles L. Bolling
                                          Miguel Fernandez

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of the Board of Directors, which is currently comprised of all non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other executive employees whose annual compensation exceeds $100,000. The compensation levels of such officers, directors and employees are subject to the approval of the Board of Directors.

     The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.

     The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract, retain and motivate qualified executive personnel. The Board of Directors and the Compensation Committee place a great deal of importance on recruiting, hiring, retaining and motivating high quality personnel and recognize that by offering executives employment agreements, it can be more successful in recruiting experienced executives from large, established pharmaceutical companies. Historically, the members of the Board of Directors and the Compensation Committee have chosen to achieve these objectives through salary increases, bonuses and periodic stock option grants. The Committee considered each of these factors in approving the compensation for Mr. Murphy, who serves as President and Chief Executive Officer.

     In determining compensation, the Compensation Committee considers, among other things, the performance of the Company, improvement in financial position, strategic alliances, acquisition of products, product registration, raising of capital, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The Compensation Committee also surveyed executive compensation of similarly situated companies and retained the services of an independent law firm, experienced in employment and compensation matters, for the purpose of obtaining independent, objective guidance with respect to the Committee's performance of its duties.

     Compensation through the periodic grant of Common Stock and stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. This method of compensation also permits the Company to preserve its cash resources.

     During 2001 the Committee undertook a comprehensive review of the employment agreements that the Company enters into with each of its officers. It updated the provisions of the agreement and the Company is entering into the new agreement with each officer as their current agreement expires.

     For the year 2001, Mr. Murphy, recommended merit increases and base salary amounts for each officer other than himself based on his assessment of each officer's individual performance and accomplishment of corporate and personal objectives. We evaluated Mr. Murphy's recommendations regarding each officer's compensation, taking into account the officer's tenure and our subjective assessment of individual performance. We considered Mr. Murphy's recommendations with respect to merit increases and base salary amounts. We reviewed the accomplishments and performance of such officers and comparative compensation data from similar or competing companies and then approved compensation packages for each of the Company's officers.

     A significant portion of the direct compensation of officers consists of annual incentive bonuses. Bonus targets are closely tied to performance measures, at both the corporate level and at individual areas of responsibility. Mr. Murphy recommended specific bonuses for all officers other than himself. We evaluated Mr. Murphy's recommendations regarding each officer's bonus, taking into account Mr. Murphy's assessment of each officer's individual performance and our subjective assessment of individual performance, in addition to accomplishment of corporate objectives. We then approved the bonuses to be awarded for the calendar year 2001.

     Future  increases  in  executive   compensation  will  be  based  upon  the
satisfaction of pre-established individual objectives, extraordinary individual contributions, corporate milestones and financial performance of the Company.

DISCLAIMER

     This report is being provided to the Company's stockholders solely for informational purposes. You should not consider this report or the stock price performance graph that follows to be "soliciting materials" or to be "filed" with the SEC. They are not subject to the SEC's proxy rules or to the liabilities of Section 18 of the U.S. Security Exchange Act of 1934. In addition, this report and the performance graph shall not be deemed to be incorporated by reference into any prior or subsequent filing by the Company under the Federal securities laws.



                                          COMPENSATION COMMITTEE
                                          Michael McGovern, Chairman
                                          Charles L. Bolling
                                          Miguel Fernandez
                                          William Packer

COMMON STOCK PERFORMANCE

     The graph presented below compares the cumulative total stockholder return on the Company's Common Stock for the five years ended December 31, 2001 with the cumulative total stockholder return for such period reflected in the Standard and Poor's (S&P) 500 Stock Index and in a peer group index of three competing pharmaceutical companies (Andrx Group, Cima Labs Inc. and Noven Pharmaceuticals, Inc.) (the "New Peer Group") as well as three competing pharmaceutical companies that were listed in the Company's 2001 proxy statement (Dura Pharmaceuticals, Inc., MacroChem Coporation and Noven Pharmaceuticals, Inc. (the "Old Peer Group"). Dura Pharmaceuticals, Inc. was not included in the New Peer Group because it merged with another company and the peer group was then reconstituted to more closely reflect companies that are comparable to the Company. The graph (and the information relating to it) was obtained by the Company from S&P. The comparative returns shown in the graph assume (i) the investment of $100 in the Company's Common Stock, the common stock of the companies included in the S&P 500 Stock Index and the common stock of the companies in the New Peer Group and the Old Peer Group at the market close on December 31, 1996 and (ii) the reinvestment of all dividends.


                             [GRAPH APPEARS HERE]

                            TOTAL SHAREHOLDER RETURNS
                             (Dividends Reinvested)

                                                                    ANNUAL RETURN PERCENTAGE
                                                                          Years Ending
Company Name / Index                                 Dec 97        Dec 98        Dec 99        Dec 00        Dec 01
--------------------------------------------------------------------------------------------------------------------
BENTLEY PHARMACEUTICALS                               -9.52        -36.84        312.50         -5.05         73.45
S&P 500 INDEX                                         33.36         28.58         21.04         -9.10        -11.89
NEW PEER GROUP                                        15.72         29.63         95.74        174.61          0.36
OLD PEER GROUP                                        -7.33        -59.36         12.55         78.07        -47.42



                                                                        INDEXED RETURNS
                                   Base                                   Years Ending
                                  Period
Company Name / Index              Dec 96             Dec 97        Dec 98        Dec 99        Dec 00        Dec 01
--------------------------------------------------------------------------------------------------------------------
BENTLEY PHARMACEUTICALS             100               90.48         57.14        235.71        223.81        388.19
S&P 500 INDEX                       100              133.36        171.48        207.56        188.66        166.24
NEW PEER GROUP                      100              115.72        150.01        293.62        806.31        809.24
OLD PEER GROUP                      100               92.67         37.67         42.39         75.49         39.70




New Peer Group                               Old Peer Group
--------------                               --------------
ANDRX GROUP                                  DURA PHARMACEUTICALS INC
CIMA LABS INC                                MACROCHEM CORP
NOVEN PHARMACEUTICALS INC                    NOVEN PHARMACEUTICALS INC

                                  MISCELLANEOUS

VOTING REQUIREMENTS

     Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal 1).

INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP to serve as the Company's independent auditors for the year ended December 31, 2001 and for the year ending December 31, 2002. Representatives of Deloitte & Touche LLP do not plan to be present at the Meeting.

STOCKHOLDER PROPOSALS

     From time to time stockholders may present proposals for consideration at a meeting, which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 2003 Annual Meeting of Stockholders must be received by the Company at its office at 65 Lafayette Road, North Hampton, New Hampshire 03862 by December 19, 2002. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

ADDITIONAL INFORMATION

     The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has not engaged a proxy solicitor to solicit proxies; however, proxies may be solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail and, if determined to be necessary, by telephone, telegraph or personal interview.

OTHER MATTERS

     Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.


                                          By Order of the Board of Directors

                                          MICHAEL D. PRICE
                                          Secretary
North Hampton, NH
April 18, 2002

                          BENTLEY PHARMACEUTICALS, INC.
                  ANNUAL MEETING OF STOCKHOLDERS - MAY 22, 2002
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned holder of Common Stock of Bentley Pharmaceuticals, Inc., a Delaware corporation (the "Company"), hereby appoints James R. Murphy, Michael
D. Price and Jordan A. Horvath and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of stock of the Company that the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 22, 2002, at 11:00 a.m., local time, at the Grand Hyatt New York, located at Park Avenue at Grand Central Station (42nd Street), New York, New York 10017 and at any adjournments or postponements thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

1. The election of Class III Directors until the 2005 Annual Meeting of Stockholders, or until the election and qualification of their respective successors:

|_|    FOR ALL NOMINEES        |_|   WITHHOLD AUTHORITY to vote for all nominees

(INSTRUCTION:  To withhold authority            Nominees:  Miguel Fernandez
for any individual nominee, strike                         James R. Murphy
a line through the nominee's name                          Robert M. Stote, M.D.
on the list at right.)

2. Upon such other matters as may properly come before the Annual Meeting and any adjournments or postponements thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL CLASS III DIRECTOR NOMINEES LISTED ABOVE.

The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting,
(ii) the Proxy Statement and (iii) the Company's 2001 Annual Report.

PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.


                                    Dated: ______________________, 2002


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Full Name


                                    --------------------------------------------
                                    Signature


                                    --------------------------------------------
                                    Print Full Name


NOTE: Please sign exactly as your name appears hereon and mail it promptly. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                      -2-